SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2003
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 753-7111
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)               Exhibits.

Exhibit	Description

99.1	Press Release dated August 7, 2003

ITEM 12.  Results of Operations and Financial Condition

On August 7, 2003, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

	By:		/s/ William J. Carden
		Name:	William J. Carden
		Title:	Chairman of the Board, President and Chief Executive Officer

Date:	August 8, 2003